Exhibit 10.4



             THE BALTIMORE AND OHIO RAILROAD COMPANY


                               AND


                BUFFALO, ROCHESTER AND PITTSBURGH
                         RAILWAY COMPANY




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                            Agreement




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                      DATED JANUARY 1, 1940



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    Modifying the Operating Agreement dated December 15, 1931



     AGREEMENT, dated January 1, 1940, between THE BALTIMORE AND
OHIO RAILROAD COMPANY (hereinafter called the Baltimore Company) and the BUFFALO, ROCHESTER AND PITTSBURGH RAILWAY COMPANY
(hereinafter called the Rochester Company).

     WHEREAS the Baltimore Company is operating the railroads and other property of the Rochester Company, pursuant to an Agreement between said Companies, dated December 15, 1931, which is hereinafter called the Operating Agreement; and

     WHEREAS there has been submitted to the security holders of the Baltimore Company and the Rochester Company a Plan for Modification of Interest Charges and Maturities, dated August 15,
1938 (hereinafter called the Plan), providing, among other things, for the modification of the Operating Agreement as therein and herein set out; and

     WHEREAS on July 28, 1939 the Baltimore Company and the Rochester Company, for the purpose of carrying out the Plan, filed in the District Court of the United States for the District of Maryland their petitions under Chapter XV of the Bankruptcy Act of the United States; and

     WHEREAS by a decree entered November 8, 1939 in said proceedings the Court sitting in said proceedings, acting under said Chapter XV, confirmed the Plan, approved the form of this Agreement and authorized and directed the Baltimore Company and the Rochester Company to execute an agreement modifying the Operating Agreement substantially in the form of this Agreement; and

     WHEREAS the Interstate Commerce Commission, by order entered
October 20, 1939, in Finance Docket No. 8947 has authorized the modification of the Operating Agreement as herein set out,

     NOW, THEREFORE, in consideration of the premises and other good and valuable considerations, the Baltimore Company and the Rochester Company have executed this Agreement and hereby agree as follows:

     ARTICLE FIRST:  The thirteenth paragraph of the Operating
Agreement providing as follows:

                "All rentals for leased lines and other
      property, interest on all bonds and equipment obligations and all other interest bearing obligations of the Rochester Company outstanding at any time during this agreement, except bonds or other interest bearing obligations owned by the Baltimore Company at the time interest payments are due, and, as to the interest on such obligations, so owned, the Baltimore Company will give to the Rochester Company a proper acquittance;"

          is hereby modified so as to read as follows:

                "All rentals for leased lines and other
      property, all interest on all bonds (including interest on the Consolidated Mortgage Bonds of the Rochester Company to and including, but not after, May 1, 1957 and interest on the First Mortgage Bonds of Lincoln Park and Charlotte Railroad Company to and including, but not after, January 1, 1949) and equipment obligations, and all other interest bearing obligations of the Rochester Company outstanding at any time during this agreement, except interest on any of said bonds or other interest bearing obligations owned by the Baltimore Company at the time interest payments are due, as to which interest on such obligations, so owned, the Baltimore Company (so long as it is not in default on obligations as security for which said bonds or other interest obligations may be pledged) will give the Rochester Company a proper acquittance; provided, however, that (a) no interest on Consolidated Mortgage Bonds of the Rochester Company shall be required to be paid except as and when such interest id due and payable under a Supplemental Indenture, dated January 1, 1940, supplementing and modifying the Consolidated Mortgage of the Rochester Company, and (b) there shall be no obligation or liability of the Baltimore Company in respect of the principal of any of said bonds or other interest bearing obligations;"

     ARTICLE SECOND:  The fifteenth paragraph of the Operating
Agreement is hereby modified by eliminating the following sentence:

      "The Baltimore Company will likewise, under the same circumstances, advance as a loan funds sufficient to pay the principal of maturing obligations of the Rochester
      Company."

     ARTICLE THIRD:  The last paragraph of the Operating
Agreement, reading as follows:

          "This agreement shall become effective as and from the first day of January, 1932, and shall continue until terminated by sixty days' notice in writing given by either party hereto."

is hereby amended by inserting immediately before the period at the end thereof the following:

      "; provided, however, that (so long as any Consolidated Mortgage Bonds of the Rochester Company or any First Mortgage Bonds of Lincoln Park and Charlotte Railroad Company are outstanding) the Baltimore Company shall not have the right to terminate this Operating Agreement prior to May 1, 1957."


     IN WITNESS WHEREOF the parties hereto have caused this agreement to be executed in duplicate originals the day and year first above written.

               THE BALTIMORE AND OHIO RAILROAD COMPANY,

                              by   /s/ George M. Shriver
                                   ---------------------
                                   Senior Vice-President.

[CORPORATE SEAL]

Attest:
     /s/ G. M. May
     ---------------
          Secretary.



               BUFFALO, ROCHESTER AND PITTSBURGH
                  RAILWAY COMPANY,

                              by   /s/ Golder Shumate
                                   ------------------
                                     Vice-President.

[CORPORATE SEAL]

Attest:
     /s/ W. R. Bixler
     ----------------
          Assistant Secretary.